05 | 03 | 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com/fundinfo.You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com.The Fund's Statutory Prospectus and Statement of Additional Information, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective
The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the China & Hong Kong Fund:

Shareholder Fees (fees paid directly from your investment)(1)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) ( plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		1.00%
Distribution (12b-1) Fees:		None
Other Expenses:		0.66%
Shareholder Servicing Plan Fees	0.12%
All Other Expenses	0.54%
Acquired Fund Fees and Expenses(2):		0.01%
Total Annual Fund Operating Expenses(2):		1.67%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The total annual fund operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the China & Hong Kong Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$526	$907	$1,976

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.02% of the average value of its portfolio.

Principal Investment Strategies
The China & Hong Kong Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are either primarily traded on the China or Hong Kong exchanges or that derive at least 50% of their revenues from business activities in China and/or Hong Kong, but which may be listed and traded elsewhere.  Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Advisor has a bias towards concentration.  The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have as few as 25 holdings, or may hold securities in 75 or more companies.  Under normal conditions, the Fund invests at least 65% of its total assets in companies included in the Hang Seng Composite Index, although the actual weightings of the Hang Seng Composite Index companies held in the Fund’s portfolio may be higher or lower, as companies leave that index or new indices are created.  The Advisor will invest the Fund’s assets in securities of all market capitalization companies, including companies in emerging markets.  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in securities of companies traded in or economically tied to China and Hong Kong.

Principal Risks
Your investment in the Fund is subject to the risks common to all mutual funds that invest in equity securities and there can be no assurance that the Fund will achieve its investment objective. Risks associated with investments in the Fund can increase during times of market volatility.  Investing in this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets.  You may lose money by investing in this Fund.  The principal risks are:

Market Risk.  The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase.  Market risk applies to individual securities, a particular sector or the entire economy.  China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally.

Equity Securities Risk. The market value of an equity security may fluctuate, sometimes rapidly and unpredictably.  A variety of factors can negatively impact the value of common stocks, including  a company’s financial condition, as well as economic factors such as interest rates and inflation rates and non-economic factors such as political events. Stocks in the portfolio may not perform well.

Foreign Securities Risk.  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Emerging Markets Risk.  All of the risks of investing in foreign securities are heightened by investing in emerging markets.  Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Market Capitalization Risk. The Fund invests without regard to capitalization, and will invest in small-capitalization or mid-capitalization companies, which are generally more risky than investments in larger companies; the securities of small- and mid-cap companies may be subject to greater volatility and may have lower liquidity.

Management Risk.  There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Advisor does not implement the strategy properly.

Diversification Risk.  The Fund is non-diversified.  It may hold larger positions in a relatively small number of stocks.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.  The Fund’s focus on stocks connected to China and/or Hong Kong to the exclusion of other regions exposes the Fund to great market risk and potential monetary losses than if the Fund’s assets were diversified among other regions.

For more information on the risks of investing in this Fund, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

During the period shown in the bar chart, the best performance for a quarter was 44.53% (for the quarter ended June 30, 2009). The worst performance was -30.04% (for the quarter ended September 30, 2011).

Performance
The annual returns bar chart demonstrates the risks of investing in the China & Hong Kong Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of three broad-based securities market indices.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

Average Annual Total Returns as of 12/31/16	One Year	Five Years	Ten Years
China & Hong Kong Fund:
Return Before Taxes	2.95%	2.58%	3.25%
Return After Taxes on Distributions(1)	1.74%	0.62%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares(1)	2.72%	2.16%	2.75%
Hang Seng Composite Index	3.07%	7.03%	4.02%
S&P 500 Index	11.93%	14.62%	6.93%

(1)
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Funds in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been the portfolio manager of the Fund since 1998, and is primarily responsible for the day-to-day management of the Fund’s portfolio.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-915-6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases. The minimum initial investment is waived for broker-dealers who have entered into an agreement with the Funds’ distributor and hold shares in an omnibus account.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$5,000	$250
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$2,500	$250
Retirement	$1,000	$250
Gift (UGMA/UTMA)	$250	$250
Automatic investment plan (initial and installment payments)	$100	$100

For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals of monies from such tax-deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.